UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K/ A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 30, 2010

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01                      Other Events

This Current Report on Form 8-K/A (“Amendment No. 1”) hereby amends the Current Report on Form 8-K of NeuLion, Inc. (“NeuLion”) originally filed with the Securities and Exchange Commission on December 6, 2010 (the “Report”) regarding the domestication of NeuLion into the State of Delaware from Canada.

This Amendment No. 1 revises certain provisions of Exhibit 3.2 – Certificate of Incorporation to make them consistent with the Certificate of Incorporation as filed with the Delaware Secretary of State, most notably to correct the number of authorized shares from 500,000,000 to 300,000,000 and to include Sections 11 and 12.

Other than Exhibit 3.2, the information previously reported in the Report is incorporated by reference into this Amendment No. 1.

Item 9.01                      Financial Statements and Exhibits

(d)            Exhibits.

 The following exhibits are filed herewith:

Exhibit Number	Description
3.2	Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEULION, INC.

Date: February 18, 2011	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary